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                                                                   EXHIBIT 10.17

August 24, 2001


AMENDMENT TO LOAN AGREEMENT

Associated Bank and MedicalCV Inc. hereby agree to amend the Loan Agreement dated 11/23/99.

The paragraph titled Tangible Net Worth shall be amended to read as follows:

         TANGIBLE NET WORTH. Maintain a minimum Tangible Net Worth of not less than $1,000,000.00 at April 30, 1999 and monthly thereafter.

All other terms of the subject Loan Agreement remain unchanged.

Borrower has paid or will pay in cash as agreed the following charge:

REDUCTION IN TANGIBLE NET WORTH COVENANT       $2000.00

Accepted and Agreed this August 24, 2001.

MedicalCV, Inc.                                Associated Bank Minnesota.


/s/ Blair P. Mowery                            /s/ Darin W. Florenz
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Blair P. Mowery                                Darin W. Florenz
President                                      AVP
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Title/President                                Title/Asst. Vice President


/s/ George M. Wettstaedt
------------------------
George M. Wettstaedt
CFO
Title/CFO


/s/ Gene Stobbs
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Gene Stobbs
Vice President of Operation
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Title/Vice President of Operation